UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2020

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01341	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 West Ray Road Suite 525 Chandler, Arizona	85226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Trinity Capital Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2020, (i) Susan Echard resigned from her positions as the Chief Financial Officer and Treasurer of the Company on and effective November 16, 2020, which was accepted by the board of directors of the Company (the “Board”), and (ii) the Board appointed David Lund to serve as the Chief Financial Officer and Treasurer of the Company on and effective November 16, 2020, in addition to continuing to serve as the Company’s Executive Vice President — Finance and Strategic Planning. There was no disagreement between Ms. Echard and the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Echard’s resignation as the Chief Financial Officer and Treasurer of the Company, she entered into a separation and general release agreement with the Company on November 26, 2020 (the “Separation Agreement”). The Separation Agreement provides that, if Ms. Echard does not revoke her acceptance of the Separation Agreement within the applicable seven-day revocation period, the Company will pay Ms. Echard four months of her gross base salary, 50% of her annual target bonus and certain other bonus amounts, as well as directly pay COBRA health insurance coverage for a period of four months. The Separation Agreement also contains certain provisions that are customary for agreements of this type, including confidentiality, non-solicitation, and non-disparagement covenants, as well as a general release of the Company against certain claims.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

December 2, 2020	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer